SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549
______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 8, 2003

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)
501 Pearl Drive (City of O'Fallon) St. Peters, Missouri, 63376 (636) 474-5000 (Address, including zip code and telephone number of principal executive offices)

Item 5. Other Events.
MEMC Electronic Materials, Inc. issued a news release on December 8, 2003. This news release is incorporated herein by reference to Exhibit 99.1 attached hereto.

Item 7. Financial Statements and Exhibits.
(c) Exhibits
99.1	News Release issued by MEMC Electronic Materials, Inc. dated December 8, 2003.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: December 9, 2003	By: /s/ James M .Stolze Name: James M. Stolze Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:
Exhibit No.	Description
99.1	News Release dated December 8, 2003 issued by MEMC Electronic Materials, Inc.